Financial Instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
NOTE 22:	FINANCIAL INSTRUMENTS

a.	Measurement categories and fair value

Financial assets and financial liabilities have been classified into categories that determine their basis of measurement. The following tables show the carrying values and the fair value of assets and liabilities for each of the applicable categories:

		As of December 31,	As of December 31,
Measurement		2023	2022
Financial assets at amortized cost
Cash	Level 1	84,038	30,887
Trade receivables	Level 3	714	701
Other receivables	Level 3	689	108

Financial assets at fair value through profit and loss
Derivative assets	Level 2	1,281	—
Total carrying amount and fair value		86,722	31,696

Financial liabilities at amortized cost
Trade accounts payable and accrued liabilities	Level 3	9,077	12,897
Long-term debt	Level 2	4,022	47,147

Financial liabilities at fair value through profit and loss
Warrant liabilities	Level 2	40,426	169
Total carrying amount and fair value		53,525	60,213

Net carrying amount and fair value		33,197	(28,517)

The carrying amounts of trade receivables, other receivables, trade payables and accrued liabilities and long-term debt presented in the table above are a reasonable approximation of their fair value.

The fair value of option contracts is categorized as Level 2 in the fair value hierarchy and is presented under derivative assets and liabilities in the consolidated statements of financial position when there is an outstanding contract at period end. Their fair values are a recurring measurement. Fair value of derivative financial instruments generally reflects the estimated amounts that the Company would receive or pay, taking into consideration the counterparty credit risk or the Company’s credit risk at each reporting date. The Company uses market data such as BTC option futures to estimate the fair value of option contracts at each reporting date.

Warrant liabilities related to the 2021 and 2023 private placements are classified as financial liabilities at fair value through profit or loss with the change in fair value recorded to Net financial expenses (income). The fair value measurement is categorized as Level 2 in the fair value hierarchy, is a recurring measurement and is calculated using a Black-Scholes pricing model at each reporting date.

b.	Risk management policy

The Company is exposed to foreign currency risk, credit risk, counterparty risk, liquidity risk and concentration risk. The Company’s senior Management monitors these risks. In addition, during 2023, the Company established a Risk Committee to monitor these risks.

Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s functional currency is the US Dollar as all of its cryptocurrency Mining revenues, most of its capital expenditures and most of its financing are primarily measured or transacted in US dollars. The Company is exposed to variability in the Canadian dollar and Argentine peso to US dollar exchange rates when making expenditures payable in Canadian dollars and Argentine pesos. The Company funds foreign currency transactions by buying the foreign currency at the spot rate when required. A 5% increase or decrease in the USD/CAD and USD/ARS exchange rates may have an impact of an increase or decrease of $44 on retained earnings at December 31, 2023 (December 31, 2022: $215).

Amounts denominated in Canadian dollars and Argentine pesos included in the consolidated statements of financial position, presented in thousands of U.S. dollars, are as follows:

	As a of December 31,		As a of December 31,
	2023		2022
	CAD	ARS	CAD	ARS
Cash	8,904	183	4,994	1,297
Trade receivables	714	—	609	—
Trade payables and accrued liabilities	(8,372)	(544)	(6,228)	(4,849)
Long-term debt	—	—	(126)	—
	1,246	(361)	(751)	(3,552)

Credit risk and counterparty risk

Credit risk is the risk of an unexpected loss if a third party fails to meet its contractual obligations, including cash and cash equivalents. The risk regarding cash is mitigated by holding the majority of the Company’s cash with a Canadian chartered bank.

The Company is exposed to counterparty risk through the significant deposits it places with suppliers of Mining hardware to secure orders and delivery dates as well as deposits it places with construction companies and suppliers of electrical components and construction materials. The risk of a supplier failing to meet its contractual obligations may result in late deliveries or long-term deposits and equipment and construction prepayments that are not realized. The Company attempts to mitigate this risk by procuring Mining hardware from larger, more established suppliers and those with whom the Company has existing relationships and knowledge of their reputation in the market as well as by insuring deposits placed for construction work and materials.

The credit risk regarding trade receivables is derived mainly from sales to Volta’s third-party customers. The Company performs ongoing credit evaluations of its customers. The Company maintains an allowance for expected credit losses to provide for the estimated amount of doubtful of collection. The allowance for expected credit losses is based on Management’s assessment of a customer’s credit quality as well as subjective factors and trends, including the aging of receivable balances.

Liquidity risk

Liquidity risk is a risk that the Company will not be able to pay its financial obligations when they are due. The Company’s policy is to monitor its cash balances and planned cash flows generated from operations to ensure that it maintains sufficient liquidity in order to pay its projected financial liabilities. Refer to Note 2 for more details about the Company’s liquidity.

The following are the undiscounted contractual maturities of financial liabilities with estimated future interest payments as of December 31, 2023:

	2024	2025	2026	2027	2028 and thereafter	Total
Trade accounts payable and accrued liabilities	9,077	—	—	—	—	9,077
Long-term debt	4,022	—	—	—	—	4,022
Lease liabilities	4,087	2,985	2,827	2,548	8,079	20,526
	17,186	2,985	2,827	2,548	8,079	33,625

The Company does not have any future cash payments associated with warrant liabilities, and accordingly, they are not included in the table above.

Concentration risk

Concentration risk arises as a result of the concentration of exposures within the same category, whether it is geographical location, product type, industry sector or counterparty type. The cryptocurrency Mining industry is highly volatile with significant inherent risk. The Company also holds a portion of its working capital in BTC. A significant decline in the market prices of cryptocurrencies, an increase in the difficulty of cryptocurrency Mining, changes in the regulatory environment and adverse changes in other inherent risks can significantly negatively impact the Company’s operations and the carrying value of its assets. Starting in the first quarter of 2023, the Company purchased BTC option contracts to which gave it the right, but not the obligation, to sell digital assets at a fixed price. Options contracts are used to reduce the risk of BTC price volatility and reduce the variability of cash flows resulting from future sales of digital assets. Refer to Note 10 for more details.